Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2012
Supplemental Cash Flow Information
Supplemental Cash Flow Information

NOTE 6. Supplemental Cash Flow Information

(Millions)	2012	2011	2010
Cash income tax payments, net of refunds	$1,717	$1,542	$1,509
Cash interest payments	166	219	178
Capitalized interest	23	19	17

Cash interest payments include interest paid on debt and capital lease balances, including net interest payments/receipts related to accreted debt discounts/premiums, as well as net interest payments/receipts associated with interest rate swap contracts.

Individual amounts in the Consolidated Statement of Cash Flows exclude the impacts of acquisitions, divestitures and exchange rate impacts, which are presented separately.

Transactions related to investing and financing activities with significant non-cash components are as follows:

  During 2010, Sumitomo 3M purchased a portion of its shares held by its noncontrolling interest, Sumitomo Electric Industries, Ltd. (SEI), by paying cash of 5.8 billion Japanese Yen and entering into a note payable to SEI of 17.4 billion Japanese Yen. The cash paid as a result of the purchase of Sumitomo 3M shares from SEI was classified as other financing activity in the consolidated statement of cash flows. The remainder of the purchase financed by the note payable to SEI was considered non-cash financing activity in the first quarter of 2010. This is described in Note 5 in the section entitled “Purchase and Sale of Subsidiary Shares and Transfers of Ownership Interests Involving Non-Wholly Owned Subsidiaries”.

  Also in 2010, as discussed in Note 2, the Company recorded a financed liability of 1.7 billion Japanese Yen related to the A-One acquisition.